SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 17, 2000
                                                         ----------------


                      American Home Mortgage Holdings, Inc.
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             (Exact name of registrant as specified in its charter)


            Delaware                  000-27081                  13-4066303
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(State of other jurisdiction   (Commission File Number)       (I.R.S.  Employer
      of incorporation)                                      Identification No.)


  12 East 49th Street New York, NY                             10017
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(Address of principal executive officers)                   (Zip Code)


    Registrant's telephone number, including area code:     (212) 755-8600
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                                       N/A
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          (Former name or former address, if changed since last report)

                                EXPLANATORY NOTE

      This Current Report on Form 8-K/A amends and restates in its entirety Item 7 of the Current Report on Form 8-K of American Home Mortgage Holdings, Inc. (the "Company"), filed with the Securities and Exchange Commission on February 1, 2000 (the "Original 8-K").

      THE PROFORMA COMBINED FINANCIAL DATA SET FORTH HEREIN GIVE EFFECT TO THE PENDING MERGER OF AMERICAN HOME MORTGAGE HOLDINGS, INC. ("AMERICAN HOME") AND FIRST HOME MORTGAGE CORP., INC. AS OF MARCH 31, 2000 THIS MERGER HAD NOT BEEN COMPLETED, AND REMAINS SUBJECT TO CERTAIN CLOSING CONDITIONS, INCLUDING, BUT NOT LIMITED TO, REGULATORY APPROVALS. AMERICAN HOME CURRENTLY ANTICIPATES THAT THE MERGER WILL BE CONSUMMATED LATE IN THE SECOND QUARTER OF 2000, BUT THERE CAN BE NO ASSURANCES THAT THE MERGER WILL BE CONSUMMATED BY SUCH TIME, OR AT ALL.

                           FORWARD-LOOKING STATEMENTS

      This Form 8-K/A contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created thereby. The words "believe," "will be able," or similar words are intended to identify forward-looking statements. Such statements involve risks and uncertainties that exist in the Company's operations and business environment that could render actual outcomes and results materially different than predicted. The Company's forward-looking statements are based on assumptions about many factors, including, but not limited to, general volatility of the capital markets; changes in the real estate market, interest rates or the general economy of the markets in which the Company operates; economic, technological or regulatory changes affecting the use of the Internet and changes in government regulations that are applicable to the Company's regulated brokerage and property management businesses. These and other factors are more fully discussed in the Company's prospectus filed with the Securities and Exchange Commission as part of its Registration Statement on Form S-1 (Registration No. 333-82409). While the Company believes that its assumptions are reasonable at the time forward-looking statements were made, it cautions that it is impossible to predict the actual outcome of numerous factors and, therefore, readers should not place undue reliance on such statements. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update such statements in light of new information or future events.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
            ------------------------------------------------------------------

      (a)   Financial Statements of Business Acquired

            The audited balance sheets of First Home as of December 31, 1999, 1998 and 1997 and the related consolidated statements of income and comprehensive income, stockholders' equity and cash flows for the years then ended appear as Exhibit 99.2 to this Form 8-K/A and are incorporated herein by reference.

      (b)   Pro Forma Financial Information

            The pro forma financial information for the years ended December 31, 1999, 1998 and 1997 appear as Exhibit 99.3 to this Form 8-K/A and are incorporated herein by reference.

      (c)   Exhibits


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

EXHIBIT NUMBER                      DESCRIPTION
--------------                      ------------

      2.1* Agreement and Plan of Merger, dated as of January 17, 2000, by and among American Home Mortgage Holdings, Inc., American Home Mortgage Sub II, Inc., First Home Mortgage Corp., Inc., and the Stockholders of First Home Mortgage Corp., Inc. listed on the signature pages thereto.

      10.1* Employment Agreement, dated January 17, 2000, between John A. Manglardi and American Home Mortgage Holdings, Inc.

      10.2* Employment Agreement, dated January 17, 2000, between Vincent Manglardi and American Home Mortgage Holdings, Inc.

      10.3* Employment Agreement, dated January 17, 2000, between Jeffrey L. Lake and American Home Mortgage Holdings, Inc.

      10.4* Employment Agreement, dated January 17, 2000, between Thomas J. Fiddler and American Home Mortgage Holdings, Inc.

      10.5* Non-Competition Agreement, dated January 17, 2000, between John A. Manglardi and American Home Mortgage Holdings, Inc.

      10.6* Non-Competition Agreement, dated January 17, 2000, between Vincent Manglardi and American Home Mortgage Holdings, Inc.

      10.7* Non-Competition Agreement, dated January 17, 2000, between Jeffrey L. Lake and American Home Mortgage Holdings, Inc.

      10.8* Non-Competition Agreement, dated January 17, 2000, between Thomas J. Fiddler and American Home Mortgage Holdings, Inc.

      23.1                          Consent of Morrison & Morrison, Ltd.,
                                    Certified Public Accountants.

      99.1*                         Press Release of the Registrant dated
                                    January 18, 2000.


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

      99.2 First Home Mortgage Corp., Inc. audited financial statements for the years ended December 31, 1999, 1998 and 1997.

      99.3 Pro forma financial information for the years ended December 31, 1999, 1998 and 1997.


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* = Previously filed with the Original 8-K on February 1, 2000 with the SEC.


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

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       AMERICAN HOME MORTGAGE HOLDINGS, INC.


March 31, 2000
                                       By: /s/ Michael Strauss
                                           ---------------------------------
                                               Michael Strauss


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

                                  EXHIBIT INDEX
                                  -------------

    EXHIBIT NUMBER                            DESCRIPTION
    --------------                            -----------

         2.1* Agreement and Plan of Merger, dated as of January 17, 2000, by and among American Home Mortgage Holdings, Inc., American Home Mortgage Sub II, Inc., First Home Mortgage Corp., Inc., and the Stockholders of First Home Mortgage Corp., Inc. listed on the signature pages thereto.

         10.1* Employment Agreement, dated January 17, 2000, between John A. Manglardi and American Home Mortgage Holdings, Inc.

         10.2* Employment Agreement, dated January 17, 2000, between Vincent Manglardi and American Home Mortgage Holdings, Inc.

         10.3* Employment Agreement, dated January 17, 2000, between Jeffrey L. Lake and American Home Mortgage Holdings, Inc.

         10.4* Employment Agreement, dated January 17, 2000, between Thomas J. Fiddler and American Home Mortgage Holdings, Inc.

         10.5* Non-Competition Agreement, dated January 17, 2000, between John A. Manglardi and American Home Mortgage Holdings, Inc.

         10.6* Non-Competition Agreement, dated January 17, 2000, between Vincent Manglardi and American Home Mortgage Holdings, Inc.

         10.7* Non-Competition Agreement, dated January 17, 2000, between Jeffrey L. Lake and American Home Mortgage Holdings, Inc.

         10.8* Non-Competition Agreement, dated January 17, 2000, between Thomas J. Fiddler and American Home Mortgage Holdings, Inc.

         23.1           Consent of Morrison & Morrison, Ltd., Certified Public
                        Accountants.

         99.1*          Press Release of the Registrant dated January 18, 2000.

         99.2 First Home Mortgage Corp., Inc. audited financial statements for the years ended December 31, 1999, 1998 and 1997.

         99.3 Pro forma financial information for the years ended December 31, 1999, 1998 and 1997.

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* = Previously filed with the Original 8-K on February 1, 2000.


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